SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): April 11, 2002


                              Thor Industries, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                        1-9235                   93-0768752
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)

         419 West Pike Street,                                  45334-0629
         Jackson Center, Ohio                                   (Zip Code)
 (Address of Principal Executive Offices)

             Registrant's telephone number, including area code: (937) 596-6849


              (Former name or address, if changed since last report)

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                                       1 of 23 Pages
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Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.               Description of Exhibit

                  99 Outline of remarks to be made at the Sidoti & Company conference.

Item 9.           Regulation FD Disclosure.

                  On April 11, 2002, the Company's Chief Executive Officer, Wade
F. B. Thompson is making a presentation at the Sidoti & Company conference. Attached to this Form 8-K as Exhibit 99.2 the presentation.


                                       2 of 23 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Thor Industries, Inc.


Date:    April 11, 2002                             By:    /s/ Walter Bennett
                                                           ---------------------
                                                    Name:  Walter Bennett
                                                    Title: Senior Vice
                                                           President


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


                                  EXHIBIT INDEX

  Exhibit No.                Description of Exhibit              Page No.
  -----------                ----------------------              --------

  99                         Outline of remarks to be made           5
                             at conference.



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